UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2018
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PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Ireland	001-35676	98-1111119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Adelphi Plaza Upper George's Street Dún Laoghaire Co. Dublin, A96 T927, Ireland
(Address of principal executive offices including Zip Code)
Registrant’s telephone number, including area code: 011-353-1-236-2500
(Former Name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2018, Prothena Corporation plc (the "Company") held its annual general meeting of shareholders (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders approved the Prothena Corporation plc 2018 Long Term Incentive Plan (the "2018 LTIP").

The 2018 LTIP is described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2018 (the "Proxy Statement"), and that description of the 2018 LTIP included in the Proxy Statement is incorporated herein by reference. That description of the 2018 LTIP is qualified in its entirety by reference to the full text of the 2018 LTIP, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 15, 2018, the Company held its Annual Meeting, at which the Company's shareholders voted on the following proposals, each of which is described in the Proxy Statement:

Proposal No. 1: Election of Directors. The shareholders re-elected the following individuals to the Company's Board of Directors to hold office until no later than the annual general meeting of shareholders in 2021:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard T. Collier	30,979,979	1,276,820	17,871	1,558,378
Shane M. Cooke	32,070,501	194,920	9,249	1,558,378

Proposal No. 2: Ratification of Appointment of the Company's Independent Registered Public Accounting Firm for 2018 and Authorization of the Board of Directors to Approve the Remuneration of that Auditor. The shareholders ratified, in a non-binding vote, the appointment of KPMG LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2018 and authorized, in a binding vote, the Company's Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor.

For	Against	Abstain
33,765,892	57,211	9,945

Proposal No. 3: Approval of Compensation of the Company's Named Executive Officers. The shareholders approved, in a non-binding advisory vote, the compensation of the Company's executive officers named in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
32,101,284	148,458	24,928	1,558,378

Proposal No. 4: Approval of the Prothena Corporation plc 2018 Long Term Incentive Plan.
The shareholders approved the Company's 2018 Long Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
28,710,761	3,550,734	13,175	1,558,378

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1#	Prothena Corporation plc 2018 Long Term Incentive Plan

# Indicates management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 18, 2018	PROTHENA CORPORATION PLC

		By:	/s/ Tran B. Nguyen
		Name:	Tran B. Nguyen
		Title:	Chief Financial Officer